Paycheck Protection Program Loan	12 Months Ended
Mar. 31, 2021
Paycheck Protection Program Loan [Abstract]
Paycheck Protection Program Loan

23.   Paycheck Protection Program Loan

On April 29, 2020, the Company was approved for a $361,900 loan under the Payroll Protection Program ("PPP") administered by the U.S. Small Business Administration ("SBA"). The PPP is a loan program that originated from the U.S. Coronavirus Aid, Relief and Economic Security (CARES) Act. Subject to approval by the SBA, all or a portion of the loan may be forgiven.  The PPP loan has a term of two years, is unsecured, and bears interest at 1% per annum.  The Company shall pay monthly payments in an amount equal to one month's accrued interest commencing on the seventh month.  All interest which accrues during the initial six months of the loan period will be deferred to and payable on the maturity date.